AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
                            American Century Balanced
             Investor Class * Institutional Class * Advisor Class

                        SUPPLEMENT DATED AUGUST 25, 1998
                         Prospectus dated March 1, 1998

Effective November 1, 1998, American Century Balanced Fund will modify the way the equity portion of the fund is managed. Historically, investments for the equity part of Balanced, which comprise about 60% of the fund's assets, have been guided by a growth investment strategy developed by American Century. This led the fund's equity assets to be invested in companies with earnings and revenues that are growing at an accelerating pace.

In order to decrease the volatility potential of its equity portfolio, effective November 1, 1998, equity investments will be guided by our quantitative equity management style. Accordingly, as of November 1, 1998, the disclosure set forth below will replace the two paragraphs under the heading "Equity Investments" on page 6 of the Investor Class and Institutional Class Prospectuses and page 7 of the Advisor Class Prospectus.

    With the equity portion of the Balanced portfolio, the manager utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the manager ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock). These rankings are determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the manager uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the manager uses, among others, the rate of growth of a company's earnings and changes in the earnings estimates for a company.

    In the second step, the manager uses a technique called portfolio optimization. In portfolio optimization, the manager uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the optimal balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 without taking on significant additional risk.

In this change of guiding style, the portfolio management team responsible for the equity portion of Balanced will change. The team managing the fixed income portion will not change. To reflect the management team changes, as of November 1, 1998, the following disclosure will replace paragraphs 4 through 6 under the heading "Investment Manager" on page 22 of the Investor Class Prospectus, page 21 of the Institutional Class Prospectus and page 18 of the Advisor Class Prospectus.

    JOHN SCHNIEDWIND, Senior Vice President and Group Leader - Quantitative Equity, joined American Century in 1982. He is a member of the team that manages the equity portion of Balanced.

    JEFFREY R. TYLER, Senior Vice President and Portfolio Manager, joined American Century in January 1988. He is a member of the team that manages the equity portion of Balanced.

The   following   new  section  is  added  after  the  section   "Transfer   and
Administrative Services" on page 23 of the Investor Class Prospectus, page 22 of the Institutional Class Prospectus and page 19 of the Advisor Class Prospectus.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. Because this may impact the computer systems of various American Century-affiliated and external service providers for the funds, American Century formally initiated a Year 2000 readiness project in July 1997. It involves a team of information technology professionals assisted by outside consultants and guided by a senior-level steering committee. The team's goal is to assess the impact of the Year 2000 on American Century's systems, renovate or replace noncompliant critical systems and test those systems. In addition, the team has been working to gather information about the Year 2000 efforts of the fund's other major service providers. Although American Century believes its critical systems will function properly in the Year 2000, this is not guaranteed. If the efforts of American Century or its external service providers are not successful, the fund's business, particularly its ability to provide shareholder services, may be hampered.

    In addition, the issuers of securities the fund owns could have Year 2000 computer problems. These problems could negatively affect the value of its securities, which, in turn, could impact the fund's performance. The manager has established a process to gather publicly available information about the Year 2000 readiness of these issuers. However, this process may not uncover all relevant information, and the information gathered may not be complete and accurate. Moreover, an issuer's Year 2000 readiness is only one of many factors the manager may consider when making investment decisions, and other factors may receive greater weight.


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                                                             American
                                                             Century


                                                                 P.O. Box 419200
                                                           Kansas City, Missouri
                                                                      64141-6200
                                                  1-800-345-2021 or 816-531-5575
SH-SPL-13774  9808